Van Kampen Municipal Trust
                          Item 77(O) 10F-3 Transactions
                       November 30, 2003 - April 30, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            12/18/     -     $105.3 $73,750,  1,969,  2.669%   0.22  JP Morgan,
              03               0       000      091             2%    Merrill
                                                                      Lynch &
  Reedy                                                              Co, Morgan
  Creek                                                               Stanley,
Improvemen                                                            Jackson
t District                                                           Securities
(Florida)                                                               and
 (Located                                                            Ramirez &
in Orange                                                               Co.
   and
 Osceola
Counties)



 New York                                                               UBS
   City                                                              Financial
Municipal                                                             Services
  Water     02/26/     -     $108.9 $347,650  3,000,  0.863%   0.00  Inc, First
 Finance      04               4      ,000      000             4%     Albany
Authority                                                             Capital
 - Water                                                                Inc,
and Sewer                                                             Goldman
  System                                                              Sachs &
 Revenue                                                                Co,
  Bonds,                                                              Merrill
  Fiscal                                                              Lynch &
   2004                                                               Co, Bear
 Series B                                                            Stearns &
                                                                      Co Inc,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                     JP Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                     CIBC World
                                                                      Markets,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                       First
                                                                      American
                                                                     Municipals
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                       ed and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n



   The                                                                 Lehman
Commonweal  03/05/     -     $106.5 $1,075,0  1,000,  0.093%   0.10  Brothers,
  th of       04               7       50,      000             9%      Bear
Massachuse                             000                           Stearns &
   tts                                                                Co Inc,
                                                                     Citigroup,
                                                                     JP Morgan,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                       Advest
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                     CIBC World
                                                                      Markets,
                                                                       Corby
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Eastern
                                                                        Bank
                                                                      Capital
                                                                      Markets,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                     n, Goldman
                                                                      Sachs &
                                                                     Co, Janney
                                                                     Montgomery
                                                                     Scott Inc,
                                                                       Mellon
                                                                     Financial
                                                                      Markets
                                                                        Inc,
                                                                       Morgan
                                                                      Stanley,
                                                                     Oppenheime
                                                                      r & Co,
                                                                      Quick &
                                                                       Reilly
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc, RBC
                                                                        Dain
                                                                      Rauscher
                                                                        and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n

 The City   03/18/     -     $111.1 $949,730  2,500,  0.263%   0.27
  of New      04               7      ,000      000             4%      Bear
  York -                                                             Stearns &
 General                                                              Co Inc,
Obligation                                                           Citigroup,
  Bonds,                                                               Morgan
  Fiscal                                                              Stanley,
   2004                                                                 UBS
 Series I                                                            Financial
                                                                      Services
                                                                      Inc, MR
                                                                       Beal &
                                                                      Company,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                     ed, Advest
                                                                     Lebenthal,
                                                                     Apex Pryor
                                                                     Securities
                                                                       , CIBC
                                                                       World
                                                                      Markets,
                                                                      Commerce
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                        Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Jackson
                                                                     Securities
                                                                      , Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                     Legg Mason
                                                                        Wood
                                                                       Walker
                                                                     Incorporat
                                                                      ed, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      Popular
                                                                     Securities
                                                                      , Prager
                                                                     Sealy & Co
                                                                        LLC,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n